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                                                                  EXHIBIT 10.109












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                                OPTION AGREEMENT

                                 BY AND BETWEEN

                            PAXSON COMMUNICATIONS OF
                              MINNEAPOLIS-41, INC.

                                      AND

                              KX ACQUISITION, L.P.

                                      FOR

                          TELEVISION STATION KXLI(TV),
                              ST. CLOUD, MINNESOTA


                                  MAY 30, 1996



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                                OPTION AGREEMENT


     THIS OPTION AGREEMENT (the "Option Agreement") is entered into as of May 30, 1996 by and between PAXSON COMMUNICATIONS OF MINNEAPOLIS - 41, INC., a Florida corporation ("Paxson"), and KX ACQUISITION, L.P., a Minnesota limited partnership ("Grantor").

                                R E C I T A L S

     A. Grantor owns or leases all of the assets (the "Assets") that are used or useful in the business and operations of Television Station KXLI(TV), Channel 41, St. Cloud, Minnesota (the "Station"), and holds as part of the Assets the licenses issued by the Federal Communications Commission ("FCC") for the Station (the "FCC Licenses").

     B. Grantor desires to grant to Paxson an exclusive and irrevocable option to purchase the Assets, including the FCC Licenses, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Grant of Option. In consideration for Three Hundred Fifty Thousand Dollars ($350,000) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to Paxson an exclusive and irrevocable option to acquire the Assets, including the FCC Licenses (the "Option") for a purchase price of Twelve Million Dollars ($12,000,000) payable upon the closing of the Asset Purchase Agreement (as defined in Section 3 below).

     2. Effective Date and Notice of Exercise. This Option Agreement shall become effective upon execution by Paxson and Grantor and may be exercised by Paxson by delivery to Grantor of written notice of Paxson's intention to exercise the Option (the "Option Notice"); which Option Notice may be given by Paxson at any time prior to October 1, 1996, the latter being the "Termination Date".

     3. Asset Purchase Agreement. Within five (5) business days following Grantor's receipt of the Option Notice, Grantor and Paxson shall enter into the Asset Purchase Agreement in the form of Schedule A hereto (the "Asset Purchase Agreement"), it being understood that the only changes to such form shall be immaterial corrections and changes, if any, in the information contained in the Schedules thereto and the addition of Schedules not attached to the Asset Purchase Agreement at the execution of this Option Agreement to the


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extent such changes and information or the addition of Schedules is reasonably required to reflect events occurring after the date hereof; provided, however, Paxson shall not be required to enter into the Asset Purchase Agreement if the changes to the Schedules or the addition of Schedules represent a material adverse change from the Asset Purchase Agreement and Schedules attached hereto. In the event Paxson concludes such changes or such additional Schedules represent a material adverse change, Paxson shall notify Grantor in writing that the changes or additions to the Asset Purchase Agreement attached hereto are unacceptable whereupon this Option Agreement shall terminate and be of no further force and effect. In the absence of such written notice by Paxson to Grantor, the parties shall enter into the Asset Purchase Agreement and thereafter Grantor and Paxson shall perform their respective obligations under the Asset Purchase Agreement, including, without limitation, filing and prosecuting an appropriate application for FCC consent to the assignment of the FCC Licenses from Grantor to Paxson (the "FCC Consent").

     4. Survival of Option. In the event that the transactions contemplated by this Option Agreement are not consummated for any reason whatsoever, the Option shall nevertheless remain exercisable by Paxson until the Termination Date, and, upon such exercise, Paxson and Grantor shall enter into an Asset Purchase Agreement that is substantially identical to the Asset Purchase Agreement and thereafter diligently proceed to perform their obligations thereunder.

     5. Control of the Station. Prior to the closing of the transactions contemplated by the Asset Purchase Agreement, Paxson shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Station; such operations, including complete control and supervision of all of the Station programs, employees, and policies, shall be the sole responsibility of Grantor until the closing of the transactions contemplated by the Asset Purchase Agreement.

     6. Representations and Warranties of Grantor. Grantor represents and warrants to Paxson as follows:

              (a) Grantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Minnesota. Grantor has full power and authority to execute and deliver this Option Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby by Grantor have been duly and validly authorized by all necessary partnership action on the part of Grantor. This Option Agreement has been duly and validly executed and delivered by Grantor and constitutes a legal, valid and binding agreement of Grantor enforceable against Grantor in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency or similar



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laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

              (b) Except for the FCC Consent, there is no requirement applicable to Grantor to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority or any other third party as a condition to the consummation by Grantor of the transactions contemplated by this Option Agreement and the Asset Purchase Agreement, and Grantor is required to make no filing with the FCC except for filing this Option Agreement, the Asset Purchase Agreement, and the application for the FCC Consent.

              (c) Subject to obtaining the FCC Consent, and the consent of Grantor's secured lender Richfield Bank and Trust Co., the execution, delivery and performance of this Option Agreement and the Option Purchase Agreement by Grantor will not (i) conflict with Grantor's organizational documents, (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, agreement, or lease to which Grantor is a party or by which any of the FCC Licenses or the other Assets are bound, or (iii) violate any statute, law, rule, regulation, order, writ, injunction or decree applicable to Grantor, the FCC Licenses or the other Assets.

              (d) Grantor and each of Grantor's constituent members (1) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, or (2) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Subordinated Note and the other transactions contemplated by this Agreement.

     7. Representations and Warranties of Paxson. Paxson represents and warrants to Grantor as follows:

              (a) Paxson has full corporate power and authority to execute and deliver this Option Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Option Agreement and the consummation of the transactions contemplated hereby by Paxson have been duly and validly authorized by all necessary corporate action on the part of Paxson. This Option Agreement has been duly and validly executed and delivered by Paxson and constitutes a legal, valid and binding agreement of Paxson enforceable against Paxson in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.


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              (b)    Except for the FCC Consent, there is no requirement
applicable to Paxson to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority or any other third party as a condition to the consummation by Paxson of the transactions contemplated by this Option Agreement and the Asset Purchase Agreement, and, Paxson is required to make no filing with the FCC except for filing the application for the FCC Consent and notice of consummation of the assignment of license when that takes place.

              (c) Subject to obtaining the FCC Consent, the execution, delivery and performance of this Option Agreement and the Option Purchase Agreement by Paxson will not (i) conflict with Paxson's organizational documents, (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, agreement, or lease to which Paxson is a party or by which any of its assets are bound, or (iii) violate any statute, law, rule, regulation, order, writ, injunction or decree applicable to Paxson.

       8. So long as this Option Agreement is in force, Grantor will not (i) commit any act that is inconsistent with the grant of the Option to Paxson or the transactions contemplated by this Option Agreement and the Asset Purchase Agreement or (ii) violate any of the covenants, by any act or failure to act, set forth in Section 5 of the Asset Purchase Agreement.

       9. Further Representations and Acknowledgements of Grantor. Pursuant to Section 2.4 of the Asset Purchase Agreement, Buyer has the option to pay a portion of the Purchase Price by assigning all or a portion of Buyer's right, title and interest in and to the Subordinated Note (as attached to the Asset Purchase Agreement as Schedule 2.4) and any equity securities (or right to receive the same) of the issuer of the Subordinated Note issued to the holder thereof upon the exercise of the conversion right with respect to all or part of the principal amount of the Subordinated Notes contained in the Subordinated Note, as adjusted under the terms of the Security Holders Agreement, together with a ratable interest in any other claims or other amounts payable to the holder of the Subordinated Note under the terms thereof (collectively, the "Assigned Rights"). Such Assigned Rights shall be subject to the conditions as set forth in Schedule 2.4 of the Asset Purchase Agreement.

       10. Cooperation. Grantor and Paxson shall cooperate fully with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Option Agreement and the Asset Purchase Agreement and will each use their respective best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Option Agreement and the


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Asset Purchase Agreement so that the transactions contemplated hereby shall be consummated.

       11. Specific Performance. The parties recognize that if Grantor breaches this Option Agreement and refuses to perform under the provisions of this Option Agreement, monetary damages alone would not be adequate to compensate Paxson for its injury. Paxson shall therefore be entitled, in addition to any other remedies that may be available, including money damages, to obtain specific performance of the terms of this Option Agreement. If any action is brought by Paxson to enforce this Option Agreement, Grantor shall waive the defense that there is an adequate remedy at law.

       12. Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Option Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

If to Grantor:

                           KX Acquisition, L.P.
                           1197 Kenilworth Drive
                           Woodbury, MN  55125
                           Attention:  Ronald R. Jensen

                           and


                           Mr. Dale W. Lang
                           c/o Lang Communications
                           230 Park Avenue, Seventh Floor
                           New York, NY  10169

With a copy to:
                           Richard A. Primuth, Esq.
                           Lindquist & Vennum
                           4200 IDS Center
                           80 South Eighth Street
                           Minneapolis, MN   55402

If to Paxson:
                           Paxson Communications of Minneapolis-41, Inc. 601 Clearwater Park North
                           W. Palm Beach, FL  33401
                           Attention:  Mr. Lowell W. Paxson



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With a copy to:


                                    Anthony Morrison, Esq.
                                    601 Clearwater Park North
                                    W. Palm Beach, FL  33401

                                         and

                                    John R. Feore, Jr., Esq.
                                    Dow, Lohnes & Albertson
                                    Suite 800
                                    1200 New Hampshire Ave., N.W.
                                    Washington, D.C.  20036


or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 11.

       13. Entire Agreement; Amendment. This Option Agreement and the Asset Purchase Agreement supersede all prior agreements and understandings of the parties, oral and written, with respect to its subject matter. This Option Agreement and the Asset Purchase Agreement may be modified only by an agreement in writing executed by all of the parties hereto. No waiver of compliance with any provision of this Option Agreement or the Asset Purchase Agreement will be effective unless evidenced by an instrument evidenced in writing and signed by the parties hereto.

       14. Further Assurances. From time to time after the date of execution hereof, the parties shall take such further action and execute such further documents, assurances and certificates as either party reasonably may request of the other to effectuate the purposes of this Option Agreement.

       15. Counterparts. This Option Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when each of the parties hereto shall have delivered to it this Option Agreement duly executed by the other parties hereto.

       16. Headings. The headings in this Option Agreement are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Option Agreement.


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       17.    Governing Law.  This Option Agreement shall be construed under and in accordance with the laws of the State of Minnesota without giving effect to the principles of conflicts of law.

       18. Benefit and Binding Effect; Assignability. This Option Agreement shall inure to the benefit of and be binding upon Grantor, Paxson and their respective successors and permitted assigns. No party hereto may assign this Option Agreement without the prior written consent of the other parties hereto, except that Paxson at any time prior to the consummation of the transactions contemplated by this Option Agreement may assign its rights and obligations under this Option Agreement without Grantor's consent to (a) any entity controlled by or under common control with Paxson or (b) any other entity designated by Paxson, which is reasonably acceptable to Grantor based upon its financial capacity to consummate the transactions contemplated by this Option Agreement and the Asset Purchase Agreement and its legal qualifications to acquire the FCC licenses. Upon any permitted assignment by a party in accordance with this Section 17, all references to "Paxson" herein shall be deemed to be references to Paxson's assignee and all references to "Grantor" herein shall be deemed to be references to Grantor's assignee, as the case may be. Notwithstanding the foregoing, Paxson may assign its rights, benefits, duties or obligations hereunder to its lenders as collateral security for the obligations of Paxson to such lenders.

       19. Confidentiality. Except as necessary for the consummation of the transaction contemplated by this Option Agreement, and except as and to the extent required by law, each party will keep confidential any information obtained from the other party in connection with the transactions contemplated by this Option Agreement. If this Option Agreement is terminated, each party will return to the other party all information obtained by the such party from the other party in connection with the transactions contemplated by this Option Agreement.

       20. Press Release. No party shall publish any press release, make any other public announcement or otherwise communicate with any news media concerning this Option Agreement or the transactions contemplated hereby without the prior written consent of the other party.

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     IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the date first above written.

                                       PAXSON COMMUNICATIONS OF
                                       MINNEAPOLIS-41, INC.



                                       By:  /s/ Antohony L. Morrison
                                          --------------------------------
                                       Name:  Anthony L. Morrison
                                       Title: Vice President

                                       KX ACQUISITION, L.P.
                                       By KXLI Acquisition Corp.,
                                       its general partner



                                       By:  /s/    Ronald R. Jensen
                                          --------------------------------
                                            Name:  Ronald R. Jensen
                                            Title: Executive Vice President